UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Honeywell International Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee previously paid with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.

	3)	Filing Party:

	4)	Date Filed:

Honeywell intends to send a reminder letter in the form hereof to certain of its shareowners beginning on March 24, 2016.

March 24, 2016

VOTE YOUR PROXY AT THE HONEYWELL ANNUAL MEETING!

Time is running short to exercise your shareowner rights! Honeywell’s Annual Meeting of Shareowners is rapidly approaching. Vote your shares!

You recently received proxy materials relating to Honeywell’s Annual Meeting of Shareowners. You are receiving this reminder notice because you held shares in Honeywell as of the record date and we have not yet received your vote. Please exercise your shareowner rights and promptly vote your shares. It is important that you vote, no matter how large or small your holdings may be.

As the chart below demonstrates, since Dave Cote became our CEO and Chairman, as measured at the end of 2015, Honeywell’s shares have risen 332% versus only 132% for the S&P 500. Given our strong financial performance, Honeywell’s Board of Directors asks that you vote your shares consistent with its recommendations. The Board’s recommendations are described in the enclosed voting card and the proxy materials you have received or can access online.

Your vote is very important! You can vote through any of the following means:

1. Vote Online - Go to the website www.proxyvote.com, have your control number listed on the enclosed voting card available and follow the simple instructions; or

2. Vote by Touch-Tone Phone - Call 1-800-690-6903 (toll free), have your control number listed on the enclosed voting card available and follow the simple instructions; or

3. Vote By Mail - Please vote, sign, date and mail the enclosed voting card in the postage-paid envelope without delay to ensure that your vote is counted. If you have voted by Internet or telephone, you do not need to return the voting card.

If you hold your shares in a brokerage or bank account (in “street name”), your broker or bank cannot vote your shares unless you vote utilizing one of the options listed above. If you have any questions about the proposals or need assistance in voting your proxy, please call Georgeson Inc., Honeywell’s proxy solicitor, at 1-888-505-6583 (toll free).

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

HONEYWELL INTERNATIONAL INC.

HONEYWELL INTERNATIONAL INC.
115 TABOR ROAD
MORRIS PLAINS, NJ 07950

Meeting Information

Meeting Type:	Annual
For holders as of:	February 26, 2016
Date:	April 25, 2016	Time:	10:30 A.M. EDT
Location:	Honeywell International Inc.
115 Tabor Road
Morris Plains, NJ

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

2016 NOTICE AND PROXY STATEMENT                     2015 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 11, 2016 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Items

1.	Election of Directors:

The Board of Directors recommends a vote			For	Against	Abstain
“FOR” Nominees (A) through (L).

	A.	William S. Ayer	☐	☐	☐

	B.	Kevin Burke	☐	☐	☐

	C.	Jaime Chico Pardo	☐	☐	☐

	D.	David M. Cote	☐	☐	☐

	E.	D. Scott Davis	☐	☐	☐

	F.	Linnet F. Deily	☐	☐	☐

	G.	Judd Gregg	☐	☐	☐

	H.	Clive Hollick	☐	☐	☐

	I.	Grace D. Lieblein	☐	☐	☐

	J.	George Paz	☐	☐	☐

	K.	Bradley T. Sheares	☐	☐	☐

	L.	Robin L. Washington	☐	☐	☐

The Board of Directors recommends a		For	Against	Abstain
vote “FOR” Proposals (2), (3), (4) and (5).

2.	Approval of Independent Accountants.	☐	☐	☐

3.	Advisory Vote To Approve Executive Compensation.	☐	☐	☐

4.	2016 Stock Incentive Plan of Honeywell International Inc. and its Affiliates.	☐	☐	☐

5.	2016 Stock Plan for Non-Employee Directors of Honeywell International Inc.	☐	☐	☐

The Board of Directors recommends a		For	Against	Abstain
vote “AGAINST” Proposals (6), (7) and (8).

6.	Independent Board Chairman.	☐	☐	☐

7.	Right To Act By Written Consent.	☐	☐	☐

8.	Political Lobbying and Contributions.	☐	☐	☐

Non-Voting Items
PROXY HONEYWELL This Proxy is Solicited on Behalf of the Board of Directors of Honeywell International Inc. Annual Meeting of Shareowners - April 25, 2016
The undersigned hereby appoints David M. Cote, Katherine L. Adams and Jeffrey N. Neuman as proxies (each with the power to act alone and with full power of substitution) to vote, as designated herein, all shares the undersigned is entitled to vote at the Annual Meeting of Shareowners of Honeywell International Inc. to be held on April 25, 2016, and at any and all adjournments thereof. The proxies are authorized to vote in their discretion upon such other business as may properly come before the Meeting and any and all adjournments thereof.

Your vote on the election of Directors and the other proposals described in the Proxy Statement may be specified on the reverse side. The nominees for Director are: William S. Ayer, Kevin Burke, Jaime Chico Pardo, David M. Cote, D. Scott Davis, Linnet F. Deily, Judd Gregg, Clive Hollick, Grace D. Lieblein, George Paz, Bradley T. Sheares, and Robin L. Washington.

IF PROPERLY SIGNED, DATED AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, “FOR” PROPOSALS 2, 3, 4 AND 5 AND “AGAINST” PROPOSALS 6, 7 AND 8. PLEASE NOTE: PHONE AND INTERNET VOTING CUTOFF IS 11:59 PM EDT ON APRIL 24, 2016.

This instruction and proxy card is also solicited by the Board of Directors of Honeywell International Inc. (the “Company”) for use at the Annual Meeting of Shareowners on April 25, 2016 by persons who participate in the Honeywell Savings and Ownership Plan or the Honeywell Puerto Rico Savings and Ownership Plan. PHONE AND INTERNET VOTING CUTOFF FOR SAVINGS PLAN PARTICIPANTS IS 5:00 PM EDT ON APRIL 21, 2016.

By signing this instruction and proxy card, or by voting by phone or Internet, the undersigned hereby directs The Northern Trust Company, as Trustee for the Honeywell Savings and Ownership Plan, and Banco Popular, as Trustee for the Honeywell Puerto Rico Savings and Ownership Plan, to vote, as designated herein, all shares of common stock with respect to which the undersigned is entitled to direct the Trustee as to voting under the plan at the Annual Meeting of Shareowners of Honeywell International Inc. to be held on April 25, 2016, and at any and all adjournments thereof. The Trustee is also authorized to vote such shares in connection with the transaction of such other business as may properly come before the Meeting and any and all adjournments thereof.

Your vote on the election of Directors and the other proposals described in the Proxy Statement may be specified on the reverse side. The nominees for Director are: William S. Ayer, Kevin Burke, Jaime Chico Pardo, David M. Cote, D. Scott Davis, Linnet F. Deily, Judd Gregg, Clive Hollick, Grace D. Lieblein, George Paz, Bradley T. Sheares, and Robin L. Washington.

IF PROPERLY SIGNED, DATED AND RETURNED, THE SHARES ATTRIBUTABLE TO THE ACCOUNT WILL BE VOTED BY THE TRUSTEE AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, “FOR” PROPOSALS 2, 3, 4 AND 5 AND “AGAINST” PROPOSALS 6, 7 AND 8. THE TRUSTEE WILL VOTE SHARES AS TO WHICH NO DIRECTIONS ARE RECEIVED IN THE SAME RATIO AS SHARES WITH RESPECT TO WHICH DIRECTIONS HAVE BEEN RECEIVED FROM OTHER PARTICIPANTS IN THE PLAN, UNLESS CONTRARY TO ERISA.

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Authorized Signatures - This section must be completed for your instructions to be executed.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)